Exhibit 10.41

REAFFIRMATION AGREEMENT
REAFFIRMATION AGREEMENT (this “Agreement”), dated as of July 25, 2014, among Caesars Entertainment Corporation, a Delaware corporation (“Holdings”), Caesars Entertainment Operating Company, Inc., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower identified on the signature pages hereto (each, a “Subsidiary Party” and the Subsidiary Parties, Holdings and the Borrower, the “Reaffirming Parties”) and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent under the Amended Credit Agreement referred to below (in such capacity, the “Administrative Agent”).
WHEREAS, Holdings, the Borrower, the Required Amendment Lenders (as defined therein), the other Lenders party thereto, the Former Administrative Agent (as defined therein) (the “Former Administrative Agent”) and the Administrative Agent, among others, have entered into the Amendment Agreement dated as of July 25, 2014 (the “Amendment Agreement”), which (i) amends and restates the Second Amended and Restated Credit Agreement dated as of March 1, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the effectiveness of the Amendment Agreement, the “Existing Credit Agreement” and, as amended and restated after giving effect to the Amendment Agreement, the “Amended Credit Agreement”), among Holdings, the Borrower, the lenders party thereto from time to time and the agents party thereto, (ii) terminates the Existing Guaranty and Pledge Agreement (as defined in the Amendment Agreement), (iii) authorizes and directs the entry into the Modified Guaranty and Pledge Agreement (as defined in the Amendment Agreement) and (iv) replaces the Former Administrative Agent with the Administrative Agent as “Administrative Agent” and “Collateral Agent” under the Amended Credit Agreement and other Loan Documents;
WHEREAS, each of the Reaffirming Parties is party to one or more of the Security Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Amended Credit Agreement) and/or the Guaranty and Pledge Agreement as the context may require;
WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment Agreement becoming effective and the consummation of the transactions contemplated thereby; and
WHEREAS, the execution and delivery of this Agreement is a condition precedent to the consummation of the transactions contemplated by the Amendment Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation/Amendment
Section 1.01    Reaffirmation. (%3) Each of the Reaffirming Parties (i) hereby consents to the Amendment Agreement and the transactions contemplated thereby (including, without limitation, the terms of the Agency Successor Agreement, dated as of July 25, 2014, by and among the Former Administrative Agent, the Administrative Agent and the Borrower), (ii) hereby confirms its guarantees (in the case of Holdings) and its pledges, grants of security interests and other agreements (in the case of all Reaffirming Parties), as applicable, under each of the Security Documents and/or the Guaranty and Pledge Agreement to which it is party and (iii) agrees that notwithstanding the effectiveness of the Amendment Agreement and the consummation of the transactions contemplated thereby, such guarantees, pledges (subject, in the case of pledges of Pledged Stock (as defined in the Collateral Agreement) and Pledged Equity (as defined in the Modified Guarantee and Pledge Agreement) of any entity that is a licensee or registered holding company under the Nevada Gaming Laws, to the prior approval of the Nevada Gaming Authorities), grants of security interests and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement (or, in the case of the Guaranty and Pledge Agreement, the Credit Agreement Holdco Secured Parties (as defined in the Guaranty and Pledge Agreement)). Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure compliance by Holdings and the Borrower with Section 5.10 of the Amended Credit Agreement, hereby reaffirms its obligations under each similar provision of each Security Document and the Guaranty and Pledge Agreement to which it is party and further agrees that notwithstanding the effectiveness of the Amendment Agreement and the consummation of the transactions contemplated thereby, such obligations shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement (or, in the case of the Guaranty and Pledge Agreement, the Credit Agreement Holdco Secured Parties (as defined in the Guaranty and Pledge Agreement)).
(a)    (i) Each of the Reaffirming Parties party to each of the Security Documents securing the Obligations of the Borrower hereby confirms and agrees that the Term B-4-A Loans, the Term B-4-B Loans, the Term B-5-A Loans, the Term B-5-B Loans, the Term B-6-A Loans, the Term B-6-B Loans and the Term B-7 Loans constitute Loan Document Obligations (as defined in the Collateral Agreement) and (ii) Holdings hereby confirms and agrees that the Revolving Facility Loans, the Swingline Loans, the L/C Obligations, the Term B-4-B Loans, the Term B-5-B Loans, the Term B-6-B Loans and the Term B-7 Loans constitute Holdco Guaranteed Loans (as defined in the Guaranty and Pledge Agreement).
Section 1.02    Confirmation. On and after the effectiveness of the Amendment Agreement, the parties confirm and acknowledge that (i) each reference in each Security Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall be a reference to the Amended Credit Agreement, as such agreement may be amended, modified or supplemented and in effect from time to time and (ii) the definition of any term defined in any

Security Document or the Guaranty and Pledge Agreement by reference to the terms defined in the “Credit Agreement” shall reference the defined terms in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.
ARTICLE II

Representations and Warranties
Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:
Section 2.01    Organization. Such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.
Section 2.02    Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
Section 2.03    Security Documents. The representations and warranties of such Reaffirming Party contained in each Security Document and the Guaranty and Pledge Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct as of such earlier date).
ARTICLE III

Miscellaneous
Section 3.01    Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 9.01 of the Amended Credit Agreement, provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Amended Credit Agreement.
Section 3.02    Security Document. This Agreement is, with respect to the Borrower and each Subsidiary Party, a Security Document executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
Section 3.03    Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 3.04    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
Section 3.05    Amendment. This Agreement may be waived, modified or amended only by a written agreement executed by each of the parties hereto.
Section 3.06    Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 3.07    Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
Section 3.08    Gaming Laws. Each party hereto agrees as set forth in Sections 7.19, 7.20, 7.21 and 7.24 of the Collateral Agreement as if such sections were set forth in full herein; provided that pledges of Pledged Stock (as defined in the Collateral Agreement), Pledged Equity (as defined in the Modified Guarantee and Pledge Agreement) or other equity securities of any entity that is a licensee or registered holding company under the Nevada Gaming Laws will require the prior approval of the Nevada Gaming Authorities in order to become effective.
Section 3.09    No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any Security Documents or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Security Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Amendment Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of Holdings, the Borrower or any Subsidiary Party under any Security Document from any of its obligations and liabilities as “Holdings”, the “Borrower”, a “Subsidiary Loan Party”, a “Pledgor” or a “Guarantor” under the Existing Credit Agreement or the Security Documents; provided that, pursuant to the terms of the Amendment Agreement (i) the Existing Guaranty and Pledge Agreement shall be automatically terminated on the Amendment Effective Date and (ii) the Modified Guaranty and Pledge Agreement will become effective on the Amendment Effective Date.
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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
Caesars Entertainment Corporation

By: /s/ Donald Colvin	Name: Donald Colvin Title: Executive Vice President and Chief Financial Officer
Caesars Entertainment Operating Company, Inc.

By: /s/ Donald Colvin	Name: Donald Colvin Title: Executive Vice President and Chief Financial Officer
[SUBSIDIARY PARTIES SIGNATURE PAGES SEPARATELY PROVIDED]

[Signature Page to Reaffirmation Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent and Collateral Agent
By: /s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

By: /s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

[Signature Page to Reaffirmation Agreement]